SUPPLEMENT DATED FEBRUARY 3, 2005 TO THE
                                     VARIABLE CONTRACT PROSPECTUSES LISTED BELOW


The following information supplements your variable annuity or variable life insurance contract prospectus. Please retain this supplement and keep it with your contract prospectus.

On January 31, 2005, CITIGROUP, INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in your prospectus:

     o    Citicorp Life Insurance Company ("CLIC")
     o    First Citicorp Life Insurance Company ("FCLIC")

The proposed sale would also include CLIC and FCLIC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close during the third quarter of 2005.

The transaction will not affect the terms or conditions of your variable annuity contract, and Citicorp Life Insurance Company or First Citicorp Life Insurance Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.


SUPPLEMENT TO THE FOLLOWING VARIABLE CONTRACT PROSPECTUSES DATED MAY 3, 2004:
CITIELITE ANNUITY
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT (REFERRED TO AS
  CITIVARIABLE)


February 2005                                                            L-24487